UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

LM FUNDING AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

302 Knights Run Avenue Suite 1000 Tampa, Florida 33602	33602
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (813) 222-8996

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Contribution Agreement

In connection with the initial public offering (“IPO”) by LM Funding America, Inc. (the “Company”) of its (i) units (“Units”), with each Unit consisting of one share of the Company’s common stock, $0.001 par value per share (“Common Stock”) and one warrant to purchase one share of Common Stock (“Warrant”), (ii) Common Stock and (iii) Warrants, covered by the Registration Statement on Form S-1 (File No. 333-205232) as originally filed with the Securities and Exchange Commission on June 25, 2015, as amended (the “Registration Statement”), the Contribution Agreement, dated October 21, 2015, was entered into by and among the Company, CGR63, LLC and BRR Holding, LLC (the “Contribution Agreement”).

The final signed Contribution Agreement is filed herewith as Exhibit 2.1, and is incorporated herein by reference. The terms of the Contribution Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein.

CGR63, LLC and BRR Holding, LLC, entities controlled by Bruce R. Rodgers, the Company’s Chairman and Chief Executive Officer, and Carollinn Gould, the Company’s Vice President-General Manager, have various relationships with the Company and are parties to the Contribution Agreement. For further information concerning the material relationships between the Company, Mr. Rodgers, Mrs. Gould, CGR63, LLC and BRR Holding, LLC, see the section entitled “Certain Relationships and Related Party Transactions” in the Registration Statement.

Sales Agency Agreement

In connection with the IPO, on September 24, 2015, the Company entered into that certain Sales Agency Agreement with International Assets Advisory, Inc. and LM Funding, LLC, and, pursuant to the Sales Agency Agreement, International Assets Advisory, Inc. is offering the Units, on a best-efforts basis subject to conditions contained in the Sales Agency Agreement.

The final signed Sales Agency Agreement is filed herewith as Exhibit 1.1, and is incorporated herein by reference. The terms of the Sales Agency Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, (i) on October 22, 2015, the employment agreements between the Company and each of the following executive officers were entered into: Bruce R. Rodgers, Carollinn Gould and Sean Galaris (collectively, the “Employment Agreements”), (ii) on October 22, 2015, the LM Funding America, Inc. 2015 Omnibus Incentive Plan (the “Plan”) became effective (following approval of the Company’s board of directors and stockholders), (iii) on October 21, 2015, the Form of LM Funding America, Inc. Stock Option Award Agreement (the “Stock Option Award Agreement”) pursuant to the Plan was approved (following approval of the Company’s board of directors), and (iv) on October 21, 2015, the Form of Restricted Stock Award Agreement (the “Restricted Stock Award Agreement”) pursuant to the Plan was approved (following approval of the Company’s board of directors).

The final signed Employment Agreements, the final Plan, the form of Stock Option Award Agreement and the form of Restricted Stock Award Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 9.01	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM FUNDING AMERICA, INC.

/s/ Stephen Weclew
Date: October 22, 2015	Stephen Weclew
Chief Financial Officer, Treasurer and Assistant Secretary (Principal Accounting Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agency Agreement, dated September 24, 2015, by and between International Assets Advisory, Inc., LM Funding, LLC and LM Funding America, Inc.

2.1	Contribution Agreement, dated October 21, 2015, by and between CGR63, LLC, BRR Holding, LLC and LM Funding America, Inc.

10.1	Employment Agreement, dated October 22, 2015, by and between Bruce M. Rodgers and LM Funding America, Inc.

10.2	Employment Agreement, dated October 22, 2015, by and between Carollinn Gould and LM Funding America, Inc.

10.3	Employment Agreement, dated October 22, 2015, by and between Sean Galaris and LM Funding America, Inc.

10.4	LM Funding America, Inc. 2015 Omnibus Incentive Plan.

10.5	Form of LM Funding America, Inc. 2015 Omnibus Incentive Plan Stock Option Award Agreement.

10.6	Form of LM Funding America, Inc. 2015 Omnibus Incentive Plan Restricted Stock Award Agreement.